NET LOSS PER SHARE OF COMMON STOCK (Tables)	12 Months Ended
Dec. 31, 2021
NET LOSS PER SHARE OF COMMON STOCK
Schedule of basic and diluted net loss per share attributable to common shareholders

The basic and diluted net loss per share attributable to common shareholders for the years ended December 31, 2021 and 2020 were as follows:

	2021	2020
Net loss	$(31,338,861)	$(24,171,001)
Weighted-average shares outstanding - Basic and Diluted	1,886,798	1,338,666
Net loss per share - Basic and Diluted	$(16.61)	$(18.06)

Schedule of securities excluded from the calculation of diluted weighted-average common shares outstanding

	2021	2020
Stock options	198,500	85,000
Convertible preferred stock	12,658,312	9,419,740
Unvested Common Stock	—	629,043
Total	12,856,812	10,133,783